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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of R. Ramin Kamfar and Jerold E. Novack, singly, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement and any registration statement relating to the offering hereunder pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

              SIGNATURE                        TITLE                 DATE

         /s/ Keith F. Barket           Director                 March 18, 1997
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           KEITH F. BARKET

                                       Director                 March 18, 1997
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           GWENN M. CAGANN

          /s/ Jack E. Bush             Director                 March 18, 1997
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            JACK E. BUSH

       /s/ Steven A. Rothstein         Director                 March 18, 1997
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         STEVEN A. ROTHSTEIN

                                       Director                 March 18, 1997
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           KEVIN R. GREENE

          /s/ Edward McCabe            Director                 March 18, 1997
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            EDWARD MCCABE

         /s/ Ronald S. Hari            Director                 March 18, 1997
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           RONALD S. HARI